Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Post Effective Amendment No. 10 to Registration Statement No. 333-119612 of World Monitor Trust III - Series J of our report dated March 28, 2007, relating to the statement of financial condition, including the schedule of investments, as of December 31, 2006, and the related statements of operations and changes in unitholders’ capital for the year ended December 31, 2006 and for the period December 1, 2005 (commencement of operations) to December 31, 2005 for World Monitor Trust III – Series J.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

New York, New York
April 28, 2008

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Post Effective Amendment No. 10 to Registration Statement No. 333-119612 of World Monitor Trust III – Series J of our report dated March 28, 2007, relating to the statement of financial condition, including the schedule of investments, as of December 31, 2006, and the related statements of operations and changes in members’ capital for the year ended December 31, 2006 and for the period December 1, 2005 (commencement of operations) to December 31, 2005 for WMT-III Series G/J Trading Vehicle LLC.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

New York, New York
April 28, 2008

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Post Effective Amendment No. 10 to Registration Statement No. 333-119612 of World Monitor Trust III – Series J of our report dated July 25, 2007, relating to the statements of financial condition, including the schedule of investments, as of April 30, 2007 (Date of Liquidation) and December 31, 2006, and the related statements of operations and changes in members’ capital for the period from January 1, 2007 to April 30, 2007 (Date of Liquidation) and the year ended December 31, 2006 for WMT- III Series H/J Trading Vehicle LLC.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

New York, New York
April 28, 2008

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Post Effective Amendment No. 10 to Registration Statement No. 333-119612 of World Monitor Trust III – Series J of our report dated July 25, 2007, relating to the statements of financial condition, including the schedule of investments, as of April 30, 2007 (Date of Liquidation) and December 31, 2006, and the related statements of operations and changes in members’ capital for the period from January 1, 2007 to April 30, 2007 (Date of Liquidation) and the year ended December 31, 2006 for WMT-III III Series I/J Trading Vehicle LLC.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

New York, New York
April 28, 2008